EXHIBIT 24

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America, a New Jersey corporation (the "Company"), constitutes and appoints Arthur F. Ryan, Richard J. Carbone, John M. Liftin and Clifford E. Kirsch, each of them severally, his true and lawful attorney-in-fact and agent with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in connection with filing with the Commission of an Annual Report on Form 10-K for the Company in respect of The Prudential Variable Contract Real Property Account (the "Registrant") for the fiscal year ended December 31, 2004 (the "Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of March 2005.


                                               /s/ Frederic K. Becker
                                               ---------------------------------
                                                   Frederic K. Becker
                                                   Director

EXHIBIT 24

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America, a New Jersey corporation (the "Company"), constitutes and appoints Arthur F. Ryan, Richard J. Carbone, John M. Liftin and Clifford E. Kirsch, each of them severally, his true and lawful attorney-in-fact and agent with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in connection with filing with the Commission of an Annual Report on Form 10-K for the Company in respect of The Prudential Variable Contract Real Property Account (the "Registrant") for the fiscal year ended December 31, 2004 (the "Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of March 2005.


                                               /s/ Gordon M. Bethune
                                               ---------------------------------
                                                   Gordon M. Bethune
                                                   Director

EXHIBIT 24

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America, a New Jersey corporation (the "Company"), constitutes and appoints Arthur F. Ryan, Richard J. Carbone, John M. Liftin and Clifford E. Kirsch, each of them severally, his true and lawful attorney-in-fact and agent with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in connection with filing with the Commission of an Annual Report on Form 10-K for the Company in respect of The Prudential Variable Contract Real Property Account (the "Registrant") for the fiscal year ended December 31, 2004 (the "Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of March 2005.


                                               /s/ Gaston Caperton III
                                               ---------------------------------
                                                   Gaston Caperton III
                                                   Director

EXHIBIT 24

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America, a New Jersey corporation (the "Company"), constitutes and appoints Arthur F. Ryan, Richard J. Carbone, John M. Liftin and Clifford E. Kirsch, each of them severally, his true and lawful attorney-in-fact and agent with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in connection with filing with the Commission of an Annual Report on Form 10-K for the Company in respect of The Prudential Variable Contract Real Property Account (the "Registrant") for the fiscal year ended December 31, 2004 (the "Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of March 2005.


                                               /s/ Gilbert F. Casellas
                                               ---------------------------------
                                                   Gilbert F. Casellas
                                                   Director

EXHIBIT 24

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America, a New Jersey corporation (the "Company"), constitutes and appoints Arthur F. Ryan, Richard J. Carbone, John M. Liftin and Clifford E. Kirsch, each of them severally, his true and lawful attorney-in-fact and agent with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in connection with filing with the Commission of an Annual Report on Form 10-K for the Company in respect of The Prudential Variable Contract Real Property Account (the "Registrant") for the fiscal year ended December 31, 2004 (the "Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of March 2005.


                                               /s/ James G. Cullen
                                               ---------------------------------
                                                   James G. Cullen
                                                   Director

EXHIBIT 24

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America, a New Jersey corporation (the "Company"), constitutes and appoints Arthur F. Ryan, Richard J. Carbone, John M. Liftin and Clifford E. Kirsch, each of them severally, his true and lawful attorney-in-fact and agent with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in connection with filing with the Commission of an Annual Report on Form 10-K for the Company in respect of The Prudential Variable Contract Real Property Account (the "Registrant") for the fiscal year ended December 31, 2004 (the "Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of March 2005.


                                               /s/ William H. Gray III
                                               ---------------------------------
                                                   William H. Gray III
                                                   Director

EXHIBIT 24

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America, a New Jersey corporation (the "Company"), constitutes and appoints Arthur F. Ryan, Richard J. Carbone, John M. Liftin and Clifford E. Kirsch, each of them severally, his true and lawful attorney-in-fact and agent with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in connection with filing with the Commission of an Annual Report on Form 10-K for the Company in respect of The Prudential Variable Contract Real Property Account (the "Registrant") for the fiscal year ended December 31, 2004 (the "Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of March 2005.


                                               /s/ Jon F. Hanson
                                               ---------------------------------
                                                   Jon F. Hanson
                                                   Director

EXHIBIT 24

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America, a New Jersey corporation (the "Company"), constitutes and appoints Arthur F. Ryan, Richard J. Carbone, John M. Liftin and Clifford E. Kirsch, each of them severally, his true and lawful attorney-in-fact and agent with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in connection with filing with the Commission of an Annual Report on Form 10-K for the Company in respect of The Prudential Variable Contract Real Property Account (the "Registrant") for the fiscal year ended December 31, 2004 (the "Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of March 2005.


                                               /s/ Glen H. Hiner
                                               ---------------------------------
                                                   Glen H. Hiner
                                                   Director

EXHIBIT 24

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America, a New Jersey corporation (the "Company"), constitutes and appoints Arthur F. Ryan, Richard J. Carbone, John M. Liftin and Clifford E. Kirsch, each of them severally, his true and lawful attorney-in-fact and agent with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in connection with filing with the Commission of an Annual Report on Form 10-K for the Company in respect of The Prudential Variable Contract Real Property Account (the "Registrant") for the fiscal year ended December 31, 2004 (the "Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of March 2005.


                                               /s/ Constance J. Horner
                                               ---------------------------------
                                                   Constance J. Horner
                                                   Director

EXHIBIT 24

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America, a New Jersey corporation (the "Company"), constitutes and appoints Arthur F. Ryan, Richard J. Carbone, John M. Liftin and Clifford E. Kirsch, each of them severally, his true and lawful attorney-in-fact and agent with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in connection with filing with the Commission of an Annual Report on Form 10-K for the Company in respect of The Prudential Variable Contract Real Property Account (the "Registrant") for the fiscal year ended December 31, 2004 (the "Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of March 2005.


                                               /s/ Karl J. Krapek
                                               ---------------------------------
                                                   Karl J. Krapek
                                                   Director

EXHIBIT 24

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America, a New Jersey corporation (the "Company"), constitutes and appoints Arthur F. Ryan, Richard J. Carbone, John M. Liftin and Clifford E. Kirsch, each of them severally, his true and lawful attorney-in-fact and agent with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in connection with filing with the Commission of an Annual Report on Form 10-K for the Company in respect of The Prudential Variable Contract Real Property Account (the "Registrant") for the fiscal year ended December 31, 2004 (the "Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of March 2005.


                                               /s/ Ida F.S. Schmertz
                                               ---------------------------------
                                                   Ida F.S. Schmertz
                                                   Director

EXHIBIT 24

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America, a New Jersey corporation (the "Company"), constitutes and appoints Arthur F. Ryan, Richard J. Carbone, John M. Liftin and Clifford E. Kirsch, each of them severally, his true and lawful attorney-in-fact and agent with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in connection with filing with the Commission of an Annual Report on Form 10-K for the Company in respect of The Prudential Variable Contract Real Property Account (the "Registrant") for the fiscal year ended December 31, 2004 (the "Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of March 2005.


                                               /s/ James A. Unruh
                                               ---------------------------------
                                                   James A. Unruh
                                                   Director